UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2014

VolitionRX Limited
(Exact name of registrant as specified in its charter)

Delaware	000-30402	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification Number)

1 Scotts Road
#24-05 Shaw Centre
Singapore 228208
(Address of principal executive offices)

(212) 618-1750
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of VolitionRX Limited (the “Company”) held on August 5, 2014, the Company’s stockholders approved the Amendment to VolitionRX Limtied 2011 Equity Incentive Plan (the original plan and the amendment to the original plan are collectively referred to hereinafter as the “Plan”). The Plan had been previously adopted by the Company’s Board of Directors, subject to stockholder approval, and will be administered by Cameron Reynolds, Guy Innes and Dr. Martin Faulkes.

The Plan authorizes the grant of options which quality as “incentive stock options” (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”); options which do not qualify as ISOs (“non-qualified options” or “NSOs”); awards of our Common Stock and stock units; stock appreciation rights; and, other stock-based awards, subject to the Plan and limitations under applicable law to consultants, employees, officers and directors. Prior to the amendment, the Plan authorized the issuance of nine hundred thousand (900,000) restricted shares, as of June 9, 2014, 898,300 of the 900,000 shares of Common Stock reserved under the Plan had been granted. At the meeting the Company’s shareholders voted to amend the Plan to increase the number of shares of Common Stock reserved for issuance from nine hundred thousand (900,000) shares to two million (2,000,000) shares.

The above brief description of the Plan and the Amendment thereto is qualified in its entirety by reference to the full text of the Plan and the Amendment which were filed as Appendix B and Appendix C, respectively, to the Company’s Definitive Proxy Statement filed on June 20, 2014, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of the Company was held on Tuesday, August 5, 2014. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a)

Votes regarding the reelection of Cameron Reynolds, Martin Faulkes, Guy Innes, Alan Colman and Habib Skaff to the board of directors:

	For	% Voted For	Withheld/Abstention	% Votes Withheld
Cameron Reynolds	6,714,702	99.90%	7,000	0.10%
Martin Faulkes	6,714,702	99.90%	7,000	0.10%
Guy Innes	6,714,102	99.89%	7,600	0.11%
Alan Colman	6,714,702	99.90%	7,000	0.10%
Habib Skaff	6,721,702	100.00%	0	0.00%

(b)

Votes regarding the selection and of the appointment of Saddler, Gibb & Associates, LLC, as independent auditors of the Company to serve for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
7,786,926	0	0	0

(c)

Approval of the Amendment to the Company’s 2011 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
6,544,477	176,157	1,068	1,065,224

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1

VolitionRX Limited 2011 Equity Incentive Plan, incorporated by reference to Appendix B of the Company's Definitive Proxy Statement filed June 20, 2014.

10.2

Amendment to VolitionRX Limited 2011 Equity Incentive Plan, incorporated by reference to Appendix C of the Company's Definitive Proxy Statement filed June 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: August 7, 2014	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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